Exhibit 99.1
Medallia Reports Record First Quarter Fiscal 2022 Revenue
•Q1 Subscription Revenue of $106.1 Million, up 19% Year-over-Year
•Q1 Total Revenue of $131.4 Million, up 17% Year-over-Year
SAN FRANCISCO--(BUSINESS WIRE)--June 1, 2021--Medallia, Inc. (NYSE: MDLA), the global leader in customer and employee experience, today announced financial results for the quarter ended April 30, 2021.
“I’m pleased with our performance in Q1. In addition to record subscription revenue we had our highest number of quarterly go-lives ever, as we added more new enterprise and mid-market customers,” said Leslie Stretch, President and CEO of Medallia. “We have more sales capacity and more product than at any other time in our history and more industry analysts validating our innovation leadership. We have strong geographic and vertical end-markets and more mature and effective alliances. Following record attendance at our Experience 21 conference we are focused on execution for the rest of the year and we see an opportunity to accelerate our subscription growth.”

Financial Highlights for the First Quarter of Fiscal 2022
•Total revenue for the quarter was $131.4 million, an increase of 17% from the same period last year. Subscription revenue was $106.1 million, an increase of 19% from the same period last year.
•Loss from operations for the quarter was $(50.1) million, compared to loss from operations of $(32.8) million in the same period last year. Non-GAAP loss from operations for the first quarter was $(10.5) million, compared to $3.5 million income from operations in the same period last year.
•Net loss for the quarter was $(52.4) million, or $(0.34) per share, basic and diluted, compared to net loss of $(32.5) million, or $(0.24) per share, basic and diluted, in the same period last year. Non-GAAP net loss was $(12.1) million, or $(0.08) per share, basic and diluted, compared to non-GAAP net income of $3.1 million, or $0.02 per share, diluted, in the same period last year.
•Cash, cash equivalents and marketable securities were $540.5 million as of April 30, 2021.

For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.

Recent Company Highlights

•Recent wins with customers, including: Avianca Airlines, Chalhoub Group, Continental Properties, Coyote Logistics, Entain Group, Franciscan Health, Freemans Grattan Holdings (FGH), Hewlett Packard Enterprise, Marks & Spencer, Oracle, PHC Corporation of North America, Reale Mutua, Southwestern Health Resources, Terex, The Container Store, Valentino, Victoria University, Visier and Yorkshire Building Society.
•Several new product announcements at Experience including Adaptive Text Analytics, Market Research Suite, Medallia Digital Suite, Medallia Developer Network and Total Experience Profiles.
•Recognized as a leader in The Forrester Wave™: Customer Feedback Management Platforms.
•Achieved HITRUST CSF® Certification to manage risk, improve security posture, and meet compliance requirements.
•Achieved FedRAMP High Authorization.
•Medallia for ServiceNow’s HR Service Delivery platform (HRSD) has received certification with ServiceNow.
•Recognized as the Adobe Digital Experience Global ISV Partner of the Year.
•Recognized by Comparably as one of the best places to work in the San Francisco Bay Area.

Financial Outlook

Medallia is providing the following guidance for the second fiscal quarter ending July 31, 2021 and for the full fiscal year ending January 31, 2022 (stated in millions, except percentages):

	Q2 of FY2022 Ending July 31, 2021	FY 2022 Ending January 31, 2022
Subscription revenue	$113.0 to $114.0	$467.0 to $471.0
Subscription revenue growth YoY	22% to 23%	22% to 23%
Total revenue	$137.0 to $139.0	$566.0 to $570.0
Total revenue growth YoY	19% to 20%	19%
GAAP loss from operations	$(57.0) to $(48.0)	$(206.4) to $(186.4)
Non-GAAP loss from operations	$(12.5) to $(11.5)	$(22.0) to $(20.0)

Conference Call

Medallia will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss the first quarter of fiscal 2022 results and outlook for the second fiscal quarter and full fiscal year 2022. The conference call will be available via live webcast and replay at the Investor Relations section of Medallia’s website: https://investor.medallia.com/events-and-presentations/default.aspx.

About Medallia

Medallia (NYSE: MDLA) is the pioneer and market leader in customer, employee, citizen and patient experience. The company’s award-winning SaaS platform, Medallia Experience Cloud, is becoming the experience system of record that makes all other applications customer and employee aware. The platform captures billions of experience signals across interactions including all voice, video, digital, IoT, social media and corporate messaging tools. Medallia uses proprietary artificial intelligence and machine learning technology to automatically reveal predictive insights that drive powerful business actions and outcomes. Medallia customers reduce churn, turn detractors into promoters and buyers, create in-the-moment cross-sell and up-sell opportunities and drive revenue-impacting business decisions, providing clear and potent returns on investment. For more information visit www.medallia.com.
Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP subscription revenue gross profit and gross margin, non-GAAP operating expenses, non-GAAP income (loss) from operations, non-GAAP net income (loss) and weighted average basic and diluted shares. Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes they are useful to investors, as a supplement to the corresponding GAAP financial measures, in evaluating our ongoing operational performance and trends and in comparing our financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. In addition, other companies may utilize metrics that are not similar to ours.
The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results. Management encourages investors and others to review Medallia’s financial information in its entirety and not rely on a single financial measure.
We adjust the following items from one or more of our non-GAAP financial measures:
Stock-based compensation. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock-based compensation expense using a variety of valuation methodologies and subjective assumptions.
Employer payroll tax expense related to stock-based compensation. We exclude cash expenses for employer payroll taxes related to stock-based compensation, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, this expense is tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of exercise or vesting, which may vary from period to period independent of the operating performance of our business.
Amortization of acquired intangible assets. We exclude amortization of acquired intangible assets, which is a non-cash expense, from certain of our non-GAAP financial measures. Our expenses for amortization of intangible assets are inconsistent in amount and frequency because they are significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.
Acquisition-related costs. We exclude costs related to acquisitions from our non-GAAP financial measures. These costs include transaction and integration related costs associated with acquisition activities.
Option acceleration payments related to acquisition. We exclude costs related to option acceleration payments from an acquisition from our non-GAAP financial measures. These costs include payments as part of the close of an acquisition.
Restructuring and other. We exclude restructuring and other from certain of our non-GAAP financial measures. Restructuring and other primarily consists of lease impairments and net expenses related to leased properties which we cease to occupy. Any losses and gains associated with these activities are generally unrelated to financial and operational performance in any particular period and we believe the exclusion of such losses and gains provides for a more useful comparison of operational performance in comparative periods that may or may not include such losses and gains.
Amortization of debt issuance costs. We exclude costs related to the amortization of debt issuance costs from certain of our non-GAAP financial measures. Under GAAP, we are required to amortize the issuance costs over the term of the debt. The amortization of the debt issuance costs is a non-cash item, and we believe the exclusion of this expense will provide for a more useful comparison of our operational performance in different periods.
Income tax benefits. We exclude tax benefits related to acquisitions from our non-GAAP financial measures. These tax benefits realized consist of the change in the valuation allowance resulting from acquisitions. In addition, we exclude tax benefits related to our stock option exercise deductions and certain discrete and one-time events.

Non-GAAP Supplemental Financial Information
Subscription billings: We define subscription billings, a non-GAAP financial measure, as total subscription revenue plus the change in subscription deferred revenue and contract assets, excluding acquired contract assets.
Note on Forward-Looking Statements
The forward-looking statements included in this press release and in the accompanying conference call, including for example, the quotations of management, the statements under the heading “Financial Outlook” above, the information provided in the “Financial Outlook” section of the tables below, strategies, discussion of our commercial prospects, partnerships, estimates of future revenues, operating income/loss and expenses, stock-based compensation expense and related employer payroll tax expense, amortization of acquired intangible assets, acquisitions and acquisition-related costs, restructuring and other expenses, amortization of debt issuance costs and income tax benefits, and the impact of the ongoing COVID-19 pandemic and related public health measures reflect management’s best judgment based on factors currently known and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, potential disruption of customer purchase decisions resulting from global economic conditions including from an economic downturn or recession in the United States or in other countries around the world, timing and size of orders, relative growth of our recurring revenue, potential decreases in customer spending, including as a result of the COVID-19 pandemic and related public health measures, uncertainty regarding purchasing trends in the cloud software market, customer cancellations or non-renewal of maintenance contracts or on-demand services, developments in and the duration of the COVID-19 pandemic and the resulting impact on our business and operations, and the business of our customers and partners, including the economic impact of safety measures to mitigate the impacts of COVID-19, our potential inability to manage effectively any growth we experience, our ability or inability to develop new products and services, increased competition or new entrants in the marketplace, potential impact of acquisitions and investments, changes in staffing levels, and other risks detailed in periodic reports we filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed with the SEC on March 22, 2021, which may be obtained on the Investor Relations section of Medallia’s website (https://investor.medallia.com/financials/sec-filings/default.aspx). Additionally, these forward-looking statements involve risk, uncertainties, and assumptions, including those related to the impacts of COVID-19 on our business and global economic conditions. Many of these assumptions relate to matters that are beyond our control and are changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the impact of COVID-19 on our customers’ purchasing decisions and the length of our sales cycles, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant. All forward-looking statements in this press release are based on information available to us as of the date hereof. We undertake no obligation, and do not intend, to update the information contained in this press release or the accompanying conference call, except as required by law.
© 2021 Medallia, Inc. All rights reserved. Medallia®, the Medallia logo, and the names and marks associated with Medallia’s products are trademarks of Medallia. All other trademarks are the property of their respective owners.

Medallia, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2021	January 31, 2021
Assets
Current assets:
Cash and cash equivalents	$283,939	$428,328
Marketable securities	256,598	254,061
Trade and other receivables, net	103,312	181,431
Deferred commissions, current	32,366	31,107
Prepaid expenses and other current assets	30,607	23,835
Total current assets	706,822	918,762
Property and equipment, net	42,416	40,668
Operating lease right-of-use assets	36,808	39,050
Deferred commissions, noncurrent	69,571	68,929
Goodwill	412,480	262,942
Intangible assets, net	83,547	60,623
Other noncurrent assets	11,509	10,675
Total assets	$1,363,153	$1,401,649
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$16,349	$11,904
Accrued expenses and other current liabilities	43,619	39,756
Accrued compensation	33,171	42,292
Deferred revenue, current	263,846	293,231
Total current liabilities	356,985	387,183
Convertible senior notes, net	560,276	448,064
Deferred revenue, noncurrent	2,337	1,396
Lease liability, noncurrent	45,285	47,631
Other liabilities	14,509	9,134
Stockholders' equity:
Common stock	151	150
Additional paid-in capital	1,057,084	1,136,534
Accumulated other comprehensive loss	1,299	1,186
Accumulated deficit	(674,773)	(629,629)
Total stockholders' equity	383,761	508,241
Total liabilities and stockholders' equity	$1,363,153	$1,401,649

Medallia, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Revenue:
Subscription	$106,071	$88,992
Professional services	25,303	23,699
Total revenue	131,374	112,691
Cost of revenue:
Subscription	24,156	17,344
Professional services	23,542	22,219
Total cost of revenue	47,698	39,563
Gross profit	83,676	73,128
Operating expenses:
Research and development	30,637	32,379
Sales and marketing	72,980	52,015
General and administrative	30,113	21,498
Total operating expenses	133,730	105,892
Loss from operations	(50,054)	(32,764)
Other income (expense), net	(1,593)	175
Loss before provision for income taxes	(51,647)	(32,589)
Provision for (benefits from) income taxes	774	(60)
Net loss	$(52,421)	$(32,529)

Net loss per share attributable to common stockholders, basic and diluted	$(0.34)	$(0.24)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	156,364	135,993

GAAP to Non-GAAP adjustments include stock-based compensation expense and related employer payroll tax expense, amortization of acquired intangible assets, acquisition-related costs, amortization of debt issuance costs, option acceleration payments, restructuring and other, and income tax benefits as follows:

	Three Months Ended April 30,
	2021	2020
Cost of revenue:
Subscription	$3,584	$1,961
Professional services	2,383	2,881
Operating expenses:
Research and development	4,858	12,311
Sales and marketing	12,365	10,536
General and administrative	16,340	8,593
Other income (expense), net	827	—
Benefits from income taxes	(23)	(696)
Total	$40,334	$35,586

Medallia, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Operating activities
Net loss	$(52,421)	$(32,529)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,111	5,468
Amortization of deferred commissions	7,931	6,081
Non-cash lease expense	2,778	2,832
Stock-based compensation expense	23,601	31,804
Amortization of debt issuance costs	827	—
Other	5,915	845
Changes in assets and liabilities:
Trade and other receivables	81,679	81,689
Deferred commissions	(9,832)	(4,345)
Prepaid expenses and other current assets	(6,428)	(3,399)
Other noncurrent assets	(125)	(892)
Accounts payable	1,905	(2,726)
Deferred revenue	(35,700)	(39,248)
Accrued expenses and other current liabilities	(13,659)	(19,778)
Other noncurrent liabilities	(2,249)	(2,689)
Net cash provided by operating activities	14,333	23,113
Investing activities
Purchases of property, equipment and other	(6,484)	(5,374)
Purchase of marketable securities	(55,877)	(22,748)
Maturities of marketable securities	49,500	76,423
Proceeds from sale of marketable securities	3,500	600
Acquisitions, net of cash acquired	(163,762)	(25,209)
Net cash (used in) provided by investing activities	(173,123)	23,692
Financing activities
Proceeds from revolving line of credit	—	43,000
Proceeds from exercise of stock options	7,584	19,180
Proceeds from share purchase plan	7,953	10,267
Principal payments on financing leases	(1,514)	(1,041)
Net cash provided by financing activities	14,023	71,406
Effect of exchange rate changes on cash and cash equivalents	378	(380)
Net (decrease) increase in cash and cash equivalents	(144,389)	117,831
Cash and cash equivalents at beginning of period	428,328	226,866
Cash and cash equivalents at end of period	$283,939	$344,697

Medallia, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Non-GAAP gross profit reconciliation:

GAAP gross profit	$83,676	$73,128
GAAP gross margin	64%	65%

Add:
Stock-based compensation	3,072	3,593
Employer payroll tax expense related to stock-based compensation	262	257
Amortization of acquired intangible assets	2,633	992
Non-GAAP gross profit	$89,643	$77,970
Non-GAAP gross margin	68%	69%

	Three Months Ended April 30,
	2021	2020
Non-GAAP subscription revenue gross profit reconciliation:

GAAP subscription revenue gross profit	$81,915	$71,648
GAAP subscription revenue gross margin	77%	81%

Add:
Stock-based compensation	854	909
Employer payroll tax expense related to stock-based compensation	97	60
Amortization of acquired intangible assets	2,633	992
Non-GAAP subscription revenue gross profit	$85,499	$73,609
Non-GAAP subscription revenue gross margin	81%	83%

Medallia, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Non-GAAP operating expense reconciliation:

GAAP operating expenses	$133,730	$105,892
GAAP operating expenses, as a % of total revenue	102%	94%

Add (subtract):
Stock-based compensation	(20,529)	(28,211)
Employer payroll tax expense related to stock-based compensation	(1,340)	(1,959)
Amortization of acquired intangible assets	(2,228)	(419)
Acquisition-related costs	(2,620)	(851)
Option acceleration payments	(5,396)	—
Restructuring and other	(1,450)	—
Non-GAAP operating expenses	$100,167	$74,452
Non-GAAP operating expenses, as a % of total revenue	76%	66%

	Three Months Ended April 30,
	2021	2020
Non-GAAP income (loss) from operations reconciliation:

GAAP loss from operations	$(50,054)	$(32,764)
GAAP loss from operations, as a % of total revenue	(38)%	(29)%

Add (subtract):
Stock-based compensation	23,601	31,804
Employer payroll tax expense related to stock-based compensation	1,602	2,216
Amortization of acquired intangible assets	4,861	1,411
Acquisition-related costs	2,620	851
Option acceleration payments	5,396	—
Restructuring and other	1,450	—
Non-GAAP income (loss) from operations	$(10,524)	$3,518
Non-GAAP income (loss) from operations, as a % of total revenue	(8)%	3%

Medallia, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Non-GAAP net income (loss) reconciliation:

GAAP net loss	$(52,421)	$(32,529)

Add (subtract):
Stock-based compensation	23,601	31,804
Employer payroll tax expense related to stock-based compensation	1,602	2,216
Amortization of acquired intangible assets	4,861	1,411
Acquisition-related costs	2,620	851
Option acceleration payments	5,396	—
Restructuring and other	1,450	—
Amortization of debt issuance costs	827	—
Income tax benefits	(23)	(696)
Non-GAAP net income ( loss)	$(12,087)	$3,057

Weighted average shares:
Basic	156,364	135,993
Diluted	156,364	169,659

Medallia, Inc.
Non-GAAP Supplemental Financial Information
(in thousands, except percentages)
(unaudited)

	Trailing Twelve Months Ended April 30,
	2021	2020

Subscription revenue	$399,653	$329,448
Increase in subscription deferred revenue	39,830	36,632
(Increase) decrease in contract assets	(4,842)	1,373
Subscription billings	$434,641	$367,453
Subscription billings growth rate	18%	23%

Medallia, Inc.
Financial Outlook
(in thousands)
(unaudited)
The guidance figures provided below and elsewhere in this press release are forward-looking statements, reflect a number of estimates, assumptions and other uncertainties, and are approximate in nature because our future performance is difficult to predict. Such guidance is based on information available on the date of this press release, and we assume no obligation to update.
Reconciliation of GAAP to Non-GAAP Forward-Looking Guidance Measures

	Three Months Ending July 31, 2021		Twelve Months Ending January 31, 2022
	Low	High	Low	High
GAAP loss from operations	$(57,000)	$(48,000)	$(206,396)	$(186,396)

Stock-based compensation	31,000	28,000	125,000	122,000
Employer payroll tax expense related to stock-based compensation	3,000	1,500	15,000	9,000
Amortization of acquired intangible assets	6,500	5,500	25,000	23,000
Acquisition-related costs	1,500	500	6,000	3,000
Option acceleration payments	—	—	5,396	5,396
Restructuring and other	2,500	1,000	8,000	4,000
Non-GAAP loss from operations	$(12,500)	$(11,500)	$(22,000)	$(20,000)

Contacts
Investor Relations:

Carolyn Bass
ir@medallia.com
Austin DeArman
press@medallia.com
202-341-9181